                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     January 8, 2001
                                                 --------------------



                          DATA BROADCASTING CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        Delaware                      0-20311                13-3668779
----------------------------      ----------------       ------------------
(State or other jurisdiction      (Commission File        (IRS Employer
   of incorporation)                   Number)           Identification No.)



22 Crosby Drive, Bedford, Massachusetts                                  01730
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code:  (781) 687-8800
                                                   -------------------




                         Exhibit Index Appears on Page 4

ITEM 2. Acquisition or Disposition of Assets.

     On January 8, 2001, Data Broadcasting Corporation (the "Registrant"), a Delaware corporation, completed the sale of its 34.4% ownership in MarketWatch.com, Inc. ("MarketWatch") to Pearson Overseas Holdings Limited ("Pearson"), a company organized under the laws of England and Wales. The sale was completed on the terms and conditions set forth in the Agreement (the "Agreement"), dated as of December 27, 2000, among the Registrant and Pearson. The 5,636,814 shares of MarketWatch's common stock were purchased by Pearson for $26,887,602.78 in cash (the "Purchase Price"). The purchase price was calculated as a 25% premium over the average closing price of the MarketWatch common stock for the 30 days prior to the execution of the agreement which occurred on December 27, 2000. Pearson indirectly owns approximately 60% of the Registrant's outstanding stock.

     A press release announcing the sale is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A press release announcing the completion of the sale is attached hereto as Exhibit 99.3 and is incorporated herein by reference.


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------

99.1 Agreement, dated as of December 27, 2000, among Data Broadcasting Corporation and Pearson Overseas Holdings Limited.

99.2       Press Release, dated December 27, 2000, announcing the sale.

99.3 Press Release, dated January 9, 2001, announcing the completion of the sale.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DATA BROADCASTING CORPORATION


Date: January 23, 2001               By: /s/ Steven Crane
                                        ----------------------------------
                                        Name:  Steven Crane
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

99.1 Agreement, dated as of December 27, 2000, among Data Broadcasting Corporation and Pearson Overseas Holdings Limited.

99.2        Press Release, dated December 27, 2000, announcing the sale.

99.3 Press Release, dated January 9, 2001, announcing the completion of the sale.